UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-19765 (Commission File Number)	04-3044617 (IRS Employer Identification No.)
101 Arch Street Boston, Massachusetts 02110-1106 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 439-3911

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

ITEM 7.01.	REGULATION FD DISCLOSURE

As previously reported, the Partnership entered into a settlement agreement with certain investors ("the Investors") which granted the Investors options to purchase the Partnership's interests in certain underlying real estate limited partnerships. In connection with those options, and pursuant to a confidentiality agreement, the Partnership provided the Investors with certain non-public information. The Investors have indicated that they do not wish to exercise the options and that they intend to trade in units of the Partnership. As a result, pursuant to Regulation FD, the Partnership is publicly filing the following information in Exhibits 99.1 and 99.2:

•
Exhibit 99.1 contains the audited financial statements for Prince Street Towers Limited Partnership (Lancaster House North), Sencit Towne House Limited Partnership, Allentown Towne House Limited Partnership, Leawood Associates Limited Partnership, and Brookscrossing Apartments Limited Partnership.

•
Exhibit 99.2 contains the limited partnership agreements for Prince Street Towers Limited Partnership (Lancaster House North), Sencit Towne House Limited Partnership, Allentown Towne House Limited Partnership and Brookscrossing Apartments Limited Partnership.

Additionally, the Partnership provided the Investors the following independent valuations for the properties owned by Prince Street Towers Limited Partnership (Lancaster House North), Sencit Towne House Limited Partnership, Allentown Towne House Limited Partnership:

•
On September 22, 2005, a broker provided an opinion of value that the property owned by Prince Street Towers Limited Partnership would sell for $8.3 million. The property’s mortgage loans, which mature in 2014, can not be prepaid without lender consent.

•
On September 22, 2005, a broker provided an opinion of value that the property owned by Sencit Towne House Limited Partnership would sell for $7.0 million. The property’s mortgage loans, which mature in 2017, can not be prepaid without lender consent.

•
On September 22, 2005, a broker provided an opinion of value that the property owned by Allentown Towne House Limited Partnership would sell for $6.95 million. The property’s mortgage loans, which mature in 2017, can not be prepaid without lender consent.

The information contained in the exhibits is incorporated by reference into this Item 7.01. The information in this Item is being “furnished” to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1
Audited Financial Statements for Prince Street Towers Limited Partnership (Lancaster House North), Sencit Towne House Limited Partnership, Allentown Towne House Limited Partnership, Leawood Associates Limited Partnership, and Brookscrossing Apartments Limited Partnership.

99.2
Limited Partnership Agreements for Prince Street Towers Limited Partnership (Lancaster House North), Sencit Towne House Limited Partnership, Allentown Towne House Limited Partnership and Brookscrossing Apartments Limited Partnership.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV, A LIMITED PARTNERSHIP (Registrant)

	By:	Arch Street VIII, Inc., its Managing General Partner

Date: October 3, 2007		By:	/s/ Gary Mentesana Gary Mentesana President